BUSINESS ACQUISITIONS (Details 1) - USD ($)	12 Months Ended
	Aug. 31, 2022	Aug. 31, 2021
BUSINESS ACQUISITIONS
Gross sales	$ 6,505,447	$ 8,216,697
Net sales	4,849,317	6,990,328
Net operating loss	(3,586,722)	229,768
Net loss	$ 7,591,250	$ (2,009,173)
Net income per share - basic and diluted	$ (0.018)	$ (0.005)
Weighted average number of shares of common stock outstanding - basic and diluted	434,700,005	371,162,617